UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 E. Cary Street Suite 601

James Center Three

Richmond, VA, 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION.

Medalist Diversified REIT, Inc. (the “Company”) previously disclosed its agreement to sell convertible debentures to YA II PN, LTD. (the “Purchaser”) in its Current Report on Form 8-K filed on November 2, 2020 (the “Convertible Debenture Form 8-K”). The information set forth under Item 1.01 of the Convertible Debenture 8-K is incorporated by reference into this Item 2.03.

Pursuant to the terms of a Securities Purchase Agreement, dated as of October 27, 2020, between the Company and the Purchaser, the Company issued and sold its second Convertible Debenture (the “Second Convertible Debenture”) on December 22, 2020 to the Purchaser in the principal amount of $2,000,000. The Second Convertible Debenture was issued under the same terms of the initial Convertible Debenture issued to the Purchaser as described in the Convertible Debenture Form 8-K.

The foregoing description of the Second Convertible Debenture is qualified in its entirety by reference to the Form of Convertible Debenture, a copy of which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 2.03 of this Current Report on Form 8-K regarding the Second Convertible Debenture is incorporated by reference into this Item 3.02.

The Company issued the Second Convertible Debenture to the Purchaser in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration for private placements based in part on the representations made by the Purchaser, including the representations with respect to the Purchaser’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and the Purchaser’s investment intent.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Secured Convertible Debenture (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 2, 2020)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: December 30, 2020	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary